Exhibit 10.3

EXECUTION COPY

AMENDMENT AGREEMENT dated as of February 17, 2004 (this “Agreement”), to the Credit Agreement dated as of March 27, 2003 (as amended prior to the date hereof, the “Existing Credit Agreement”), among AMERIPATH, INC., a Delaware corporation (the “Borrower”), AMERIPATH HOLDINGS, INC., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower listed on the signature pages hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Reaffirming Parties”), the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE FIRST BOSTON, as administrative agent for the Existing Lenders (in such capacity, the “Administrative Agent”), and as collateral agent for the Existing Lenders (in such capacity, the “Collateral Agent”).

A.            Pursuant to the Existing Credit Agreement, the Existing Lenders have extended, and have agreed to extend, credit to the Borrower.

B.            Holdings and the Borrower have requested that the persons listed under the caption “Term Lenders” on the signature pages hereto (the “Term Lenders”) agree to make new Term Loans to the Borrower on the Restatement Date, in an aggregate principal amount of $125,000,000, subject to the terms and conditions set forth herein.

C.            The Term Lenders are willing to make such Term Loans to the Borrower on the Restatement Date subject to the terms and conditions and for the purposes set forth herein and in the Restated Credit Agreement.

D.            The Borrower and the Requisite Lenders desire to amend and restate the Existing Credit Agreement in the form of the Restated Credit Agreement to, among other things, set forth the terms and conditions under which the Term Lenders will make the Term Loans to the Borrower and to make certain other amendments thereto.

E.             The Borrower, Holdings, the Subsidiary Guarantors and the Collateral Agent have entered into the Guarantee and Collateral Agreement dated as of March 27, 2003 (the “Guarantee and Collateral Agreement”), pursuant to which, among other things, Holdings and the Subsidiary Guarantors guaranteed the obligations of the Borrower under the Existing Credit Agreement and provided security therefor.

F.             Each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of consummation of the Transactions and the Restated Credit Agreement’s becoming effective and each Reaffirming Party is willing to reaffirm its obligations under the Guarantee and Collateral Agreement and the other Security Documents (as defined in the Existing Credit Agreement).

G.            The amendment and restatement of the Existing Credit Agreement evidenced by the Restated Credit Agreement is subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 5 hereof and shall become effective as provided in Section 11 hereof.

H.            Capitalized terms used but not defined herein shall have the meanings given them in the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”).

Accordingly, the parties hereto hereby agree as follows:

SECTION 1.           Commitments; Termination; Agreements.  (a)  On and as of the Restatement Date, the Commitment of each Lender shall be as set forth on Schedule 2.01 to the Restated Credit Agreement.

(a)  Subject to the terms and conditions set forth in the Restated Credit Agreement, each Term Lender agrees, severally and not jointly, to make a Term Loan to the Borrower on the Restatement Date in a principal amount not to exceed its Term Loan Commitment.

(b)  On the Restatement Date, the Borrower shall use the proceeds of the Term Loans (together with cash on hand and the net proceeds of the issuance of the Additional Subordinated Notes) to repay all Term Loans outstanding under the Existing Credit Agreement, together with accrued interest thereon (the “Term Loan Repayment”).  On the Restatement Date, each holder of Term Loans outstanding under the Existing Credit Agreement (the “Existing Term Lenders”), to the extent of the Term Loan Repayment, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; provided, however, that each Existing Term Lender shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Restatement Date.

(c)  On the Restatement Date, upon the effectiveness of the Restated Credit Agreement, (i) each Revolving Loan outstanding under the Existing Credit Agreement shall be deemed to be a Revolving Loan under the Restated Credit Agreement, (ii) each Swingline Loan outstanding under the Existing Credit Agreement shall be deemed to be a Swingline Loan under the Restated Credit Agreement, and (iii) each Letter of Credit outstanding under the Existing Credit Agreement shall be deemed to be a Letter of Credit under the Restated Credit Agreement.

SECTION 2.           Amendment and Restatement of the Existing Credit Agreement.  The Borrowers and the Requisite Lenders agree that the Existing Credit Agreement (including all exhibits and schedules thereto) shall be amended and restated on the Restatement Date such that, on the Restatement Date, the terms set forth in the Restated Credit Agreement attached as Exhibit A hereto shall replace the terms of the Existing Credit Agreement.  As used in the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Restated Credit Agreement, the Restated Credit Agreement.

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SECTION 3.           Reaffirmation of Guarantee and Security Documents.  (a)   Each Reaffirming Party, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Agreement or the Restated Credit Agreement, the Guarantee and Collateral Agreement and each of the other Security Documents (as defined in the Existing Credit Agreement) continue to be in full force and effect, (ii) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guarantee and Collateral Agreement and the other Security Documents as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Restated Credit Agreement and the other Loan Documents, and (iii) affirms and confirms that all the representations and warranties made by or relating to it contained in the Restated Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Restatement Date with the same effect as though made on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date.

(a)  The Borrower has informed the Administrative Agent that, subsequent to entering into the Guarantee and Collateral Agreement, each of the Subsidiary Guarantors set forth on Schedule I hereto (collectively, the “Converted Subsidiary Guarantors”) has converted from a corporation to a limited liability company in its jurisdiction of organization (each a “Conversion”).  Each Converted Subsidiary Guarantor hereby confirms that it is a Reaffirming Party hereunder in respect of the Guarantee, pledge and/or grant of a security interest made by its predecessor corporation and that its Conversion has no effect on its obligations or liabilities under the Guarantee and Collateral Agreement or the rights of the Secured Parties thereunder.

(b)  On or prior to the Restatement Date, the Borrower shall cause each of the Subsidiaries set forth on Schedule II hereto (collectively, the “New Subsidiaries”) to enter into a supplement to the Guarantee and Collateral Agreement as a Subsidiary Guarantor and a Grantor thereunder.

SECTION 4.           Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings and the Borrower represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Agreement, (a) the representations and warranties contained in Article III of the Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Date with the same effect as though made on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Event of Default or Default has occurred and is continuing.

SECTION 5.           Conditions to the Effectiveness of the Restated Credit Agreement.  The Restated Credit Agreement shall become effective on the date (the “Restatement Date”) on which each of the conditions in Section 4.02 of the Restated Credit Agreement is satisfied or waived.

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SECTION 6.           Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           No Novation. Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, except as expressly provided for herein with respect to the Term Loan Repayment.  Except with respect to the Term Loan Repayment, nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or the Borrower or any other Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder.  The Existing Credit Agreement and each of the other Loan Documents (as defined in the Existing Credit Agreement) shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.  This Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Restated Credit Agreement.

SECTION 8.           Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

SECTION 9.           Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11 hereof.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10.   Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11.   Effectiveness; Amendment.  This Agreement shall become effective as of the date set forth above on the date on which the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, Holdings, the Administrative Agent and the Requisite Lenders.  As used herein, the term “Requisite Lenders” shall mean (a) the Required Lenders, and (b) each Term Lender.  This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERIPATH, INC.,

By	/s/ DAVID L. REDMOND
Name: David L. Redmond
Title: Executive Vice President, CFO and Secretary

AMERIPATH HOLDINGS, INC.,

By	/s/ SCOTT MACKESY
Name: Scott Mackesy
Title: Vice President, Treasurer and Secretary

3-GEN DIAGNOSTIC LABORATORIES, INC. (a Utah corporation)

AMERIPATH 5.01(A) CORPORATION (a Texas not-for-profit corporation)

AMERIPATH CINCINNATI, INC. (an Ohio corporation)

AMERIPATH CLEVELAND, INC. (an Ohio corporation)

AMERIPATH CONSOLIDATED LABS, INC. (a Florida corporation)

AMERIPATH KENTUCKY, INC. (a Kentucky corporation)

AMERIPATH LUBBOCK 5.01(A) CORPORATION (a Texas not-for-profit corporation)

AMERIPATH MARKETING USA, INC. (a Florida corporation)

AMERIPATH MICHIGAN, INC. (a Michigan corporation)

AMERIPATH MISSISSIPPI, INC. (a Mississippi corporation)

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AMERIPATH NEW ENGLAND, INC. (a Delaware corporation)

AMERIPATH NORTH CAROLINA, INC. (a North Carolina corporation)

AMERIPATH OHIO, INC. (a Delaware corporation)

AMERIPATH PAT 5.01(A) CORPORATION (a Texas not-for-profit corporation)

AMERIPATH PCC, INC. (an Ohio corporation)

AMERIPATH PHILADELPHIA, INC. (a New Jersey corporation)

AMERIPATH SC, INC. (a South Carolina corporation)

AMERIPATH SEVERANCE 5.01(A) CORPORATION (a Texas not-for-profit corporation)

AMERIPATH YOUNGSTOWN LABS, INC. (an Ohio corporation)

AMERIPATH YOUNGSTOWN, INC. (an Ohio corporation)

ANATOMIC PATHOLOGY SERVICES, INC. (an Oklahoma corporation)

ARIZONA PATHOLOGY GROUP, INC. (an Arizona corporation)

ARLINGTON PATHOLOGY ASSOCIATION 5.01(A) CORPORATION (a Texas not-for-profit corporation)

CPA I, INC. (a Tennessee corporation)

CPA II, INC. (a Tennessee corporation)

DERMATOPATHOLOGY SERVICES, INC. (an Alabama corporation)

DFW 5.01(A) CORPORATION (a Texas not-for-profit corporation)

KAILASH B. SHARMA, M.D., INC. (a Georgia corporation)

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NAPA 5.01(A) CORPORATION (a Texas not-for-profit corporation)

OCMULGEE MEDICAL PATHOLOGY ASSOCIATION, INC. (a Georgia corporation)

PCA OF COLUMBUS, INC. (a Tennessee corporation)

PCA OF DENVER, INC. (a Tennessee corporation)

PCA OF LOS GATOS, INC. (a Tennessee corporation)

PCA OF MEMPHIS, INC. (a Tennessee corporation)

PCA OF NASHVILLE, INC. (a Tennessee corporation)

PCA OF ST. LOUIS II, INC. (a Tennessee corporation)

PCA SOUTHEAST II, INC. (a Tennessee corporation)

PETER G. KLACSMANN, M.D., INC. (a Georgia corporation)

SHARON G. DASPIT, M.D., INC. (a Georgia corporation)

SHOALS PATHOLOGY ASSOCIATES, INC. (an Alabama corporation)

SIMPSON PATHOLOGY 5.01(A) CORPORATION (a Texas not-for-profit corporation)

STRIGEN, INC. (a Utah corporation)

TID ACQUISITION CORP. (a Delaware corporation)

TXAR 5.01(A) CORPORATION (a Texas not-for-profit Corporation)

By	/s/ DAVID L. REDMOND
Name: David L. Redmond
Title: Vice President

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AMERIPATH INDIANA, LLC (an Indiana limited liability company)

AMERIPATH NEW YORK, LLC (a Delaware limited liability company)

DIAGNOSTICS PATHOLOGY MANAGEMENT SERVICES, LLC (an Oklahoma limited liability company)

O’QUINN MEDICAL PATHOLOGY ASSOCIATION, LLC (a Georgia limited liability company)

By:	AMERIPATH, INC., its Managing Member

	By:	/s/ DAVID L. REDMOND
Name: David L. Redmond
Title: Executive Vice President and CFO

AMERIPATH, LLC (a Delaware limited liability company)

API NO. 2, LLC (a Delaware limited liability company)

ROCKY MOUNTAIN PATHOLOGY, L.L.C. (a Utah limited liability company)

By:	/s/ DAVID L. REDMOND
Name: David L. Redmond
Title: Sole Manager

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AMERIPATH TEXAS, L.P. (a Delaware limited partnership)

BY: AMERIPATH, LLC, ITS GENERAL PARTNER

By:	/s/ DAVID L. REDMOND
Name: David L. Redmond
Title: Sole Manager

COLUMBUS PATHOLOGY ASSOCIATES (a Mississippi general partnership)

By: CPA I, INC., its General Partner

By:	/s/ DAVID L. REDMOND
Name: David L. Redmond
Title: Vice President

NUCLEAR MEDICINE AND PATHOLOGY ASSOCIATES (a Georgia general partnership)

By: PETER G. KLACSMANN, M.D., INC., its General Partner

By:	/s/ DAVID L. REDMOND
Name: David L. Redmond
Title: Vice President

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CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, as an Existing Lender and as Administrative Agent,

by	/s/ JOSEPH A. DIPEETRO
Name: Joseph A. DiPietro
Title: Director

by	/s/ RICHARD B. CAREY
Name: Richard B. Carey
Title: Managing Director

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TERM LENDERS:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch,

by	/s/ JOSEPH A. DIPEETRO
Name: Joseph A. DiPietro
Title: Director

by	/s/ RICHARD B. CAREY
Name: Richard B. Carey
Title: Managing Director

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	1888 FUND, LTD

by	/s/ KAITLIN TRINH
Name: Kaitlin Trinh
Title: Fund Controller

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

	By	/s/ DIANE J. EXETER
Name: Diane J. Exeter
Title: Managing Director

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	BALLYROCK CDO I Limited,

By: BALLYROCK Investment Advisors LLC, as Collateral Manager

	By	/s/ LISA RYMUT
Name: Lisa Rymuy
Title: Assistant Treasurer

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	BALLYROCK CDO I Limited,

By: BALLYROCK Investment Advisors LLC, as Collateral Manager

	By	/s/ LISA RYMUT
Name: Lisa Rymuy
Title: Assistant Treasurer

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	BlackRock Limited Duration Income Trust

	By	/s/ MARK J. WILLIAMS
Name: Mark J. Williams
Title: Authorized Signatory

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	BLUE SQUARE FUNDING SERIES 3

	By	/s/ JENNIFER DIPASQUALE
Name: Jennifer DiPasquale
Title: Assistant Vice President

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Brant Point II CBO 2000 I LTD., as Term Lender

	By	/s/ DIANE J. EXETER
Name: Diane J. Exeter
Title: Managing Director Portfolio Manager

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

	By	/s/ DIANE J. EXETER
Name: Diane J. Exeter
Title: Managing Director Portfolio Manager

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS Ltd., as Term Lender

	By	/s/ DIANE J. EXETER
Name: Diane J. Exeter
Title: Managing Director Portfolio Manager

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill III - CLO, Limited, as Term Lender

	By	/s/ DIANE J. EXETER
Name: Diane J. Exeter
Title: Managing Director Portfolio Manager

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	COLUMBIA FLOATING RATE ADVANTAGE FUND (f/k/a Liberty Floating Rate Advantage Fund)

By: Columbia Management Advisors, Inc., As Advisor

	By	/s/ JAMES R. FELLOWS
Name: James R. Fellows
Title: Vice President & Portfolio Manager

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	COLUMBIA FLOATING RATE ADVANTAGE FUND (f/k/a Stein Roe Floating Rate Limited Liability Company)

By: Columbia Management Advisors, Inc., As Advisor

	By	/s/ JAMES R. FELLOWS
Name: James R. Fellows
Title: Vice President & Portfolio Manager

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Deutsche Bank Trust Company Americas

	By	/s/ DIANE F. ROLFE
Name: Diane F. Rolfe
Title: Vice President

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Emerald Orchard Limited

	By	/s/ STACEY MALEK
Name: Stacey Malek
Title: Attorney In Fact

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

	By	/s/ JOHN H. COSTELLO
Name: John H. Costello
Title: Assistant Treasurer

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SIGNATURE PAGE TO THE AMENDMENT AGREEMENT TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Fidelity Fixed Income Trust: Fidelity High Income Fund

	By	/s/ JOHN H. COSTELLO
Name: John H. Costello
Title: Assistant Treasurer

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SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Fidelity Puritan Trust Fidelity Balanced Fund

	By	/s/ JOHN H. COSTELLO
Name: John H. Costello
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	General Electric Capital Corporation

	By	/s/ W. JEROME McDERMOTT
Name: W. JEROME McDERMOTT
Title: DULY AUTHORIZED SIGNATORY

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	GLENEAGLES TRADING LLC

	By	/s/ DIANA M. HIMES
Name: DIANA M. HIMES
Title: ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

GoldenTree Link Yield Opportunities L.L.P.

Name of Lender:	By: Goldentree Asset Management, L.P.

	By	/s/ FREDERICK S. HADDAD
Name: Frederick S. Haddad
Title:

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

GoldenTree Loan Opportunities I, Limited

Name of Lender:	By: Goldentree Asset Management, L.P.

	By	/s/ FREDERICK S. HADDAD
Name: Frederick S. Haddad
Title:

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Golden Tree High Yield Opportunities II, L.L.P.

Name of Lender:	By: Goldentree Asset Management, L.P.

	By	/s/ FREDERICK S. HADDAD
Name: Frederick S. Haddad
Title:

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

GoldenTree Loan Opportunities II, Limited

Name of Lender:	By: Goldentree Asset Management, L.P.

	By	/s/ FREDERICK S. HADDAD
Name: Frederick S. Haddad
Title:

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

	By	/s/ DIANE J. EXTER
		Name:	DIANE J. EXTER
		Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	HARBOUR TOWN FUNDING LLC

	By	/s/ DIANA M. HIMES
		Name:	DIANA M. HIMES
		Title:	ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Highland Legacy Limited
Name of Lender:	By:	Highland Capital Management,
As Collateral Manager

		By	/s/ MARK OKADA
			Name:	Mark Okada
			Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Highland Loan Funding V Ltd.
Name of Lender:	By:	Highland Capital Management L.P.
As Collateral Manager

		By	/s/ MARK OKADA
			Name:	Mark Okada
			Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	LAGUNA FUNDING LLC

	By	/s/ DIANA M. HIMES
		Name:	DIANA M. HIMES
		Title:	ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

LOAN FUNDING IV, LLC
Name of Lender:	By:	Highland Capital Management, L.P.
As Portfolio Manager

		By	/s/ MARK OKADA
			Name:	Mark Okada
			Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Loan Funding Corp. THC, Ltd.
Name of Lender:

	By	/s/ STACEY MALEK
		Name:	Stacey Malek
		Title:	Attorney in Fact

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Magnetite V CLO, Limited
Name of Lender:

	By	/s/ MARK J. WILLIAMS
		Name:	MARK J. WILLIAMS
		Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Morgan Stanley Prime Income Trust
Name of Lender:

	By	/s/ ELIZABETH BODISCH
		Name:	Elizabeth Bodisch
		Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

ORIX FUNDING LLC
Name of Lender:

	By	/s/ DIANA M. HIMES
		Name:	DIANA M. HIMES
		Title:	ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO, Limited,
as Term Lender

	By	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender

	By	/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Restoration Funding CLO, LTD
Name of Lender:	By: Highland Capital Management, L.P.
As Collateral Manager

	By	/s/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty High Yield Partners II, L.P.

	By	/s/ DIANE J. EXTER
		Name:	DIANE J. EXTER
		Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Sankaty High Yield Partners III, L.P.

	By	/s/ DIANE J. EXTER
		Name:	DIANE J. EXTER
		Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	SRF 2000, INC.

	By	/s/ DIANA M. HIMES
		Name:	DIANA M. HIMES
		Title:	ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Sun America Life Insurance Company
Name of Lender:	by: AIG Global Investment Corp.
as Investment Advisor

	By	/s/ W. JEFFREY BAXTER
	Name:	W. Jeffrey Baxter
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Toronto Dominion (New York), Inc.

	By	/s/ STACEY MALEK
		Name:	STACEY MALEK
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

VAN KAMPEN
Name of Lender:	SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

	By	/s/ CHRISTINA JAMIESEN
	Name:	Christina Jamiesen
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

VAN KAMPEN
Name of Lender:	SENIOR LOAN FUND
By: Van Kampen Investment Advisory Corp.

	By	/s/ CHRISTINA JAMIESEN
	Name:	Christina Jamiesen
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Venture CDO 2002, Limited
By its investment advisor, MJX Asset
Name of Lender:	Management LLC

	By	/s/ KENNETH OSTMANN
	Name:	Kenneth Ostmann
	Title:	Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Venture II CDO 2002, Limited
Name of Lender:	By its investment advisor, MJX Asset
Management LLC

	By	/s/ KENNETH OSTMANN
	Name:	Kenneth Ostmann
	Title:	Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Venture III CDO, Limited
Name of Lender:	By its investment advisor, MJX Asset
Management LLC

	By	/s/ KENNETH OSTMANN
	Name:	Kenneth Ostmann
	Title:	Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT DATED AS OF FEBRUARY 17, 2004, TO THE AMERIPATH, INC. CREDIT AGREEMENT

Name of Lender:	Wachovia Bank, National Association

	By	/s/ JEANETTE A. GRIFFIN
		Name:	Jeanette A. Griffin
		Title:	Director

SCHEDULE I TO

AMENDMENT AGREEMENT

Converted Subsidiary Guarantors

Converted Subsidiary Guarantor	Predecessor Corporation
AmeriPath New York, LLC	AmeriPath New York, Inc.
Diagnostics Pathology Management Services, LLC	Diagnostics Pathology Management Services, Inc.
O’Quinn Medical Pathology Association, LLC	O’Quinn Medical Pathology Association, Inc.

SCHEDULE II TO

AMENDMENT AGREEMENT

New Subsidiaries

New Subsidiary	Jurisdiction of Organization
AmeriPath Florida, LLC	Delaware
AmeriPath Pennsylvania, LLC	Pennsylvania
AmeriPath Wisconsin, LLC	Wisconsin
Regional Pathology Consultants, LLC	Utah